EXHIBIT 99.1

VEECO REPORTS SECOND QUARTER 2021 FINANCIAL RESULTS

Second Quarter 2021 Highlights:

●	Revenues of $146.3 million, compared with $98.6 million in the same period last year
●	GAAP net income of $6.3 million, or $0.12 per diluted share, compared with a loss of $8.3 million, or $0.17 loss per diluted share in the same period last year
●	Non-GAAP net income of $17.9 million, or $0.35 per diluted share, compared with $5.5 million, or $0.11 per diluted share in the same period last year

Plainview, N.Y., August 3, 2021 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second quarter ended June 30, 2021. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q2 '21	Q2 '20
Revenue	$146.3	$98.6
Net income (loss)	$6.3	$(8.3)
Diluted earnings (loss) per share	$0.12	$(0.17)

Non-GAAP Results	Q2 '21	Q2 '20
Net income (loss)	$17.9	$5.5
Operating income (loss)	$21.3	$8.0
Diluted earnings (loss) per share	$0.35	$0.11

“Veeco delivered solid performance in the second quarter with revenue and EPS at the high end of our guidance range,” commented William J. Miller, Ph.D., Chief Executive Officer. “Sales were driven primarily by shipments to our Semiconductor and Data Storage customers.

“We are on track to deliver exceptional growth in 2021 and our evaluation systems in the field are performing well giving us confidence in our longer term growth plan,” continued Dr. Miller.  “In addition, progress on our new manufacturing facility, supporting the Semiconductor market, is on schedule and will enable us to meet future demand with increased manufacturing capacity.”

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2021:

●	Revenue is expected in the range of $135 million to $155 million
●	GAAP diluted earnings per share are expected in the range of $0.02 to $0.20
●	Non-GAAP diluted earnings per share are expected in the range of $0.25 to $0.44

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 3, 2021 starting at 5:00pm ET. To join the call, dial 1-866-248-8441 (toll free) or 1-929-477-0577 and use passcode 9180705. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Bencivenga (516) 252-1438abencivenga@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net sales	$146,344	$98,637	$280,059	$203,139
Cost of sales	86,178	56,743	164,978	114,826
Gross profit	60,166	41,894	115,081	88,313
Operating expenses, net:
Research and development	22,553	19,254	44,398	38,449
Selling, general, and administrative	21,466	17,818	41,722	36,123
Amortization of intangible assets	2,976	3,834	6,330	7,671
Restructuring	—	472	—	1,097
Asset impairment	—	281	—	281
Other operating expense (income), net	(81)	(174)	(36)	(283)
Total operating expenses, net	46,914	41,485	92,414	83,338
Operating income (loss)	13,252	409	22,667	4,975
Interest expense, net	(6,585)	(5,614)	(13,208)	(10,479)
Loss on extinguishment of debt	—	(3,046)	—	(3,046)
Income (loss) before income taxes	6,667	(8,251)	9,459	(8,550)
Income tax expense (benefit)	319	51	617	319
Net income (loss)	$6,348	$(8,302)	$8,842	$(8,869)

Income (loss) per common share:
Basic	$0.13	$(0.17)	$0.18	$(0.18)
Diluted	$0.12	$(0.17)	$0.17	$(0.18)

Weighted average number of shares:
Basic	48,743	48,109	48,758	48,147
Diluted	53,942	48,109	53,539	48,147

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2021	2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$114,747	$129,625
Restricted cash	640	658
Short-term investments	214,635	189,771
Accounts receivable, net	108,312	79,991
Contract assets	14,084	21,246
Inventories	164,041	145,906
Deferred cost of sales	595	433
Prepaid expenses and other current assets	21,570	19,301
Total current assets	638,624	586,931
Property, plant and equipment, net	82,208	65,271
Operating lease right-of-use assets	27,768	10,275
Intangible assets, net	39,855	46,185
Goodwill	181,943	181,943
Deferred income taxes	1,440	1,440
Other assets	3,671	6,019
Total assets	$975,509	$898,064

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$55,045	$33,656
Accrued expenses and other current liabilities	52,436	44,876
Customer deposits and deferred revenue	70,569	67,235
Income taxes payable	1,363	914
Total current liabilities	179,413	146,681
Deferred income taxes	5,257	5,240
Long-term debt	328,215	321,115
Long-term operating lease liabilities	31,036	6,305
Other liabilities	7,853	10,349
Total liabilities	551,774	489,690

Total stockholders’ equity	423,735	408,374
Total liabilities and stockholders’ equity	$975,509	$898,064

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended June 30, 2021	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$146,344					$146,344
Gross profit	60,166	650		31		60,847
Gross margin	41.1%					41.6%
Operating expenses	46,914	(3,717)	(2,976)	(671)		39,550
Operating income (loss)	13,252	4,367	2,976	702	^	21,297
Net income (loss)	6,348	4,367	2,976	4,214	^	17,905

Income (loss) per common share:
Basic	$0.13					$0.37
Diluted	0.12					0.35
Weighted average number of shares:
Basic	48,743					48,743
Diluted (1)	53,942					51,772

^	- See table below for additional details.

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position. The average stock price for the three months ended June 30, 2021 was $22.94, and therefore 1.3 million shares were included in the non-GAAP diluted share count, and 3.5 million shares were included in the GAAP diluted share count related to the 2027 Notes.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended June 30, 2021
Transition expenses related to San Jose expansion project	$609
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	93
Subtotal	702
Non-cash interest expense	3,586
Non-GAAP tax adjustment *	(74)
Total Other	$4,214

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended June 30, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$98,637					$98,637
Gross profit	41,894	474		19		42,387
Gross margin	42.5%					43.0%
Operating expenses	41,485	(2,500)	(3,834)	(794)		34,357
Operating income (loss)	409	2,974	3,834	813	^	8,030
Net income (loss)	(8,302)	2,974	3,834	7,009	^	5,515

Income (loss) per common share:
Basic	$(0.17)					$0.11
Diluted	(0.17)					0.11
Weighted average number of shares:
Basic	48,109					48,109
Diluted	48,109					48,818

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended June 30, 2020
Restructuring	$472
Asset impairment	281
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	60
Subtotal	813
Non-cash interest expense	3,457
Loss on extinguishment of debt	3,046
Non-GAAP tax adjustment *	(307)
Total Other	$7,009

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	June 30, 2021	June 30, 2020
GAAP Net income (loss)	$6,348	$(8,302)
Share-based compensation	4,367	2,974
Amortization	2,976	3,834
Restructuring	—	472
Asset impairment	—	281
Transition expenses related to San Jose expansion project	609	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	93	60
Interest (income) expense, net	6,585	5,614
Loss on extinguishment of debt	—	3,046
Income tax expense (benefit)	319	51
Non-GAAP Operating income (loss)	$21,297	$8,030

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
September 30, 2021	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$135	-	$155				$135	-	$155
Gross profit	55	-	67	1	—	—	56	-	68
Gross margin	41%	-	43%				41%	-	43%
Operating expenses	47	-	49	(3)	(3)	(1)	40	-	42
Operating income (loss)	8	-	18	4	3	1	16	-	26
Net income (loss)	$1	-	$11	4	3	5	$13	-	$23

Income (loss) per diluted common share	$0.02	-	$0.20				$0.25	-	$0.44
Weighted average number of shares (1)	54		54				52		52

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending September 30, 2021
GAAP Net income (loss)	$1	-	$11
Share-based compensation	4	-	4
Amortization	3	-	3
Interest expense, net	7	-	7
Other	1	-	1
Non-GAAP Operating income (loss)	$16	-	$26

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.